Exhibit 99.3

Cano Health Announces Agreement with Unsecured Creditors Committee and Court

Approval of Disclosure Statement for its Reorganization Plan

Emergence from Chapter 11 Expected in Third Quarter of 2024

MIAMI, May 21, 2024 — Cano Health, Inc. (NYSE: CANO) (“Cano Health” or the “Company”), a leading value-based primary care provider and population health company, today announced a global agreement with the Unsecured Creditors Committee representing the interests of the Company’s general unsecured creditors, with the support of the Ad Hoc Lender Group. It also received approval of its Disclosure Statement by the U.S. Bankruptcy Court for the District of Delaware (the “Court”), paving the way to solicit creditor approval of its Plan of Reorganization and its expected emergence from Chapter 11 in the third quarter.

Mark Kent, CEO of Cano Health, said, “This is an important milestone, indicating we are nearing completion of our Court-supervised financial restructuring process with broad creditor support. At the same time, we have made significant progress on executing our Transformation Plan, which is designed to refocus operations on our core Florida market and to enhance profitability and productivity while staying committed to our purpose of improving health outcomes at lower cost.”

“We are firmly on track to reach our targeted $290 million in cost reductions and emerge as a stronger company that is well positioned to compete in the market and continue to provide patients high-quality medical care,” Kent concluded.

On February 4, 2024, Cano Health entered into a Restructuring Support Agreement (the “RSA”) with lenders (the “Ad Hoc Lender Group”) holding approximately 86% of its secured revolving and term loan debt and 92% of its senior unsecured notes and filed prearranged voluntary Chapter 11 proceedings. The RSA provides for the conversion of nearly $1 billion in secured debt into a combination of new debt and equity ownership in the reorganized company.

Additional information about Cano Health’s restructuring proceedings is available at https://www.kccllc.net/CanoHealth. Creditors with questions may contact the Company’s Claims Agent, Kurtzman Carson Consultants LLC, at CanoHealthinfo@kccllc.com and (888) 251-2679 (U.S./Canada) or (310) 751-2609 (International).

About Cano Health

Cano Health (NYSE: CANO) is a high-touch, technology-powered healthcare company delivering personalized, value-based primary care to approximately 310,000 members. Founded in 2009, with its headquarters in Miami, Florida, Cano Health is transforming healthcare by delivering primary care that measurably improves the health, wellness, and quality of life of its patients and the communities it serves through its primary care medical centers and supporting affiliated providers. For more information, visit canohealth.com or mediarelations@canohealth.com.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These forward-looking statements generally can be identified by words such as “will,” “shall,” “may,” “anticipates,” “forecasts,” “plans,” “assumes,” “expects,” “seeks,” or other words or phrases of similar import. Such statements include, without limitation, statements regarding: (i) that certain Restructuring Support Agreement between the Company, certain of its direct and indirect subsidiaries and the lenders party thereto, dated as of February 4, 2024 (the “RSA”), the transactions contemplated thereby, and the expected benefits thereof, including that it will enable the Company to substantially reduce its debt and position the Company to achieve long-term success and maximize value; (ii) the Company’s Chapter 11 Cases, including, without limitation, the Amended Plan and Disclosure Statement, the outcome of the Chapter 11 Cases, and the Company’s expectations as to receipt of and timing for the Bankruptcy Court approvals and the timing of its emergence from the proceedings, as well as the expected benefits of the proceedings, such as that they will strengthen the Company’s financial condition, position the Company to advance its ongoing transformation plan that is designed to significantly reduce costs, enhance productivity, and improve cash flow, ensure patients continue to receive high-quality care across medical centers and improve health outcomes for patients at a lower cost, including the benefits from such activities, including our expectations regarding achieving approximately $290 million of cost reductions by the end of 2024, including approximately $105 million in initiatives currently in process or already implemented (the “Transformation Plan”); (iii) the availability of liquidity from the Company’s debtor-in-possession financing, including the Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of February 7, 2024, and the various conditions to which such debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control, as well as the Company’s planned uses of such funds, including, without limitation that the new capital will provide sufficient liquidity to support the Company’s ongoing operations throughout the restructuring process; (iv) the Company’s execution of one or more aspects of the Transformation Plan; and (v) the Company’s anticipated performance, operations, financial strength, potential, and prospects for long-term shareholder value creation, anticipated results of operations, including our business strategies, our projected costs, prospects and plans, and other aspects of our operations or operating results. It is uncertain whether any of the events anticipated by the forward-looking statements will occur, or, if any of them do, what impact they will have on our results of operations and financial condition. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others; changes in market or industry conditions, the regulatory environment, competitive conditions, and/or consumer receptivity to our services; changes in our strategy, future operations, prospects and plans; our ability to realize expected financial results, including with respect to patient membership, total revenue and earnings; our ability to predict and control our medical cost ratio; our ability to maintain our relationships with health plans and other key payors; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; our ability to attract and retain members of management and our Board of Directors; and/or our ability to recruit and retain qualified team members and independent physicians. Actual results may also differ materially from such forward-looking statements for a number of other reasons, including those set forth in our filings with the SEC, including, without limitation, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 1, 2024 (the “2023 Form 10-K”), as well as our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2023 and 2024 (which may be viewed on the SEC’s website at http://www.sec.gov or on our website at http://www.investors.canohealth.com/ir-home), as well as reasons including, without limitation, our experiencing delays or difficulties in, and/or unexpected or less than anticipated results from: (i) our efforts to successfully pursue the Chapter 11 Cases; (ii) less than expected benefits from the RSA; (iii) less than expected access to liquidity and greater than anticipated costs and expenses; and/or (iv) less than expected cost reductions and/or any of the other expected benefits from the Transformation Plan, such as due to higher than expected costs and charges to achieve one or more aspects of such plan or delays in achieving such benefits. For a detailed discussion of other risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements, please refer to our filings with the SEC, including, without limitation, our 2023 Form 10-K and our other SEC filings noted above. Factors other than those listed above could also cause our results to differ materially from expected results. Forward-looking statements speak only as of the date they are made and, except as required by law, we undertake no obligation or duty to publicly update or revise any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the issuance of this press release. Additionally, the business and financial materials and any other statement or disclosure on or made available through the Company’s websites or other websites referenced herein shall not be incorporated by reference into this press release.

Contact:

mediarelations@canohealth.com

Kekstaquarius@kekstcnc.com